Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF

In re America Online Latin America, Inc.	Case No. 05-11778 (MFW)
ET AL	Reporting Period: January 31, 2006
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1(CONT)		x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4		x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Postpetition Debts	MOR-4		x
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5		x
I declare under penalty of perjury (28 U.S.C, Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ MARTIN LANZONI	02/17/06

Signature of Authorized Individual*	Date

MARTIN LANZONI	Controller/Treasurer

Printed Name of Authorized Individual	Title of Authorized Individual
*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
FORM MOR
(9/99)

In re America Online Latin America, Inc.	Case No. 05-11778 (MFW)
Debtor	Reporting Period: January 31, 2006
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS — SEE ATTACHED SCHEDULE
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH-ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursement journal. The total disbursement listed in this disbursement journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
CASH BEGINNING OR M0NTH	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHERS TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS
NET CASH FLOW (Receipts Less Disbursements)

CASH-END OF MONTH

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING US TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$
FORM MOR-1
(9/99)

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, January 31, 2006

			AOL Puerto Rico
	America Online	AOL Latin America	Management	America Online
	Latin America, Inc.	Management, LLC	Services, Inc.	Caribbean Basin, Inc.

CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

Cash on hand at December 31, 2005	$82,106	$9,043,700	$5,546	$--
Cash Receipts:
Transfer funds	1,500
Interest on letters of credit at 5th Third Bank	147
Collection of A/R		4,472
Insurance Adjustment Credit Refund		24,892
Other		11,066	736
Cash Disbursements:			--
Payroll & Taxes		(408,077)
Payroll Benefits		(20,309)
Office/Operations		(51,400)
Office Rent		(37,838)
Marketing — PR		(38,648)
Member services — PR		(61,628)
Bankruptcy costs (including consultants to sell assets)		(167,003)
Bank expenses / Other petty cash	(1,069)		(733)
Transfer funds		(1,500)

Cash on Hand at January 31, 2006	82,685	8,297,727	5,550	--

In re America Online Latin America Inc., ET AL	Case No. 05 -11778 (MFW)
Debtor	Reporting Period: January 31, 2006
BANK RECONCILIATIONS SEE ATTACHED REPORT
Continuation Sheet for MOR — 1
A bank reconciliation must be included for 03 ck bank account. The debtor’s bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other
[ILLEGIBLE]	#		#		#		#
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE
Adjusted bank Balance must equal balance per books

DEPOSITORS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER	I confirm that all Bank Account Balances have been reconciled to the books and records of the Company for the month of January 2006.

/s/ Martin Lanzoni
Martin Lanzoni
Controller/Treasurer
02/17/06
FROM MOR - 1(CONT) (9/99)

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, January 31, 2006

Bank Accounts for U.S. Entities

					AOL Puerto Rico
			America Online	AOL Latin America	Management	America Online
		BALANCE AT	Latin America, Inc.	Management, LLC	Services, Inc.	Caribbean Basin, Inc.

BANK	ACCOUNT NUMBER	JANUARY 31, 2005	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

Citibank	3200490044	9,232		9,232
Citibank (DIP)	95 779 319	8,288,495		8,288,495
Third Fifth Bank (LCs)	20364610	82,314	82,314
Citibank	30437211	371	371
Banco Popular	Puerto Rico	5,546			5,550

		$8,385,957	$82,685	$8,297,727	$5,550	$-

Note
Effective September 16th, 2005 a DIP cash account was established in the name of the debtor. On October 4th, 2005 available funds were transferred into the new DIP account. The only exception to the above are CDs and LCs securing payroll and retention agreements.

In re	America Online Latin America, Inc.	Case No.	05-11778 (MFW)
	ET AL Debtor	Reporting Period:	January 31, 2006
STATEMENT OF OPERATIONS — SEE ATTACHED SCHEDULE
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative
REVENUES	Month	Filing to Date

Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-2

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, January 31, 2006

			AOL Puerto Rico
	America Online Latin	AOL Latin America	Management	America Online
	America, Inc.	Management, LLC	Services, Inc.	Caribbean Basin, Inc.

CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

INCOME STATEMENT

Subscription Services	—	—	—	963,719
Chargebacks	—	—	—	(43,637)

Subscriber Revenue	—	—	—	920,081

Advertising	—	4,473	—	4
E-commerce	—	—	—	9,543
I/C Management Fee Revenues	—	20,000	64,354	—
Other	—	—	—	—

Other Revenue	—	24,473	64,354	9,546

GROSS REVENUE	—	24,473	64,354	929,628

Network Costs	—	23	—	181,149
National Network — Fixed cost	—	107,917	—	—
National Network — Variable cost	—	—	—	—
National Network — In-Country Backhaul	—	—	—	—
National Network — Other	—	—	—	—
Hosting Fees	—	69,376	—	38,958
G & A Salary, Salary Taxes, & Benefits	—	656	11,508	—
G & A Other Costs	—	—	1,564	12
Depreciation — Telecommunications	—	—	—	—

Telco	—	177,972	13,072	220,119

Direct Labor	—	—	—	43,932
Outsourced Direct Labor	—	—	—	—
Other Direct Labor Costs	—	—	—	—
G & A Salary, Salary Taxes, & Benefits	—	—	—	—
G & A Other Costs	—	5,213	—	990
1-800 Telephone Costs	—	—	—	26,397
Depreciation — Member Services	—	—	—	—

Member Services	—	5,213	—	71,319

Fixed Core/ Contracts	—	—	12,778	—
G & A Salary, Salary Taxes, & Benefits	—	—	21,389	—
G & A Other Costs	—	—	58	117
Depreciation — Content	—	—	—	—

Content	—	—	34,225	117
Collection Costs	—	—	—	28,889
Gross Receipts Taxes [ISS, PIS COFINS]	—	—	—	—
Other	—	—	—	—
Depreciation — Other Costs of Revenue	—	—	—	—

Other Costs of Revenues	—	—	—	28,889

Total Cost of Revenues	—	183,185	47,297	320,444

Total Gross Profit	—	(158,713)	17,057	609,183

Client Software	—	—	—	—
Other	—	—	—	—
Depreciation — Product Development	—	—	—	—

Product Development	—	—	—	—
G & A Salary, Salary Taxes, & Benefits	—	355,219	49,384	—
Bad Debt Expense	—	—	—	—
G & A Other Costs	1,068	482,261	30,485	(2,428)
G & A Intercompany Management Costs	—	—	10,000	74,354
Depreciation — G&A	—	1,958	4,065	—

G&A	1,068	839,439	93,934	71,926

Direct Mktg Costs [CD, Packaging, Mailing]	—	—	—	90,602
Other Direct Mktg	—	—	—	—
Brand Marketing	—	—	—	415
G&A Acquisition — Salaries, Taxes & Benefits	—	—	24,603	—
G&A Acquisition — Other G&A	—	—	49	3,084
G&A Brand — Salaries, Taxes & Benefits	—	—	—	—
G&A Brand — Other G&A	—	—	—	—
Depreciation — Acquisition Mktg	—	—	—	—
Depreciation — Brand Mktg	—	—	—	—

Marketing	—	—	24,652	94,100

Income / (Loss) from Operations	(1,068)	(998,152)	(101,529)	443,157

Dividends	—	—	—	—
Interest [Received]	147	—	—	—
Gross Rents	—	—	—	—
Gross Royalties	—	—	—	—
Currency Exchange gains/(losses)	—	—	—	—
Other	—	—	—	—

Total Other Income	147	—	—	—

Income / (Loss)	(921)	(998,152)	(101,529)	443,157

Interest (Paid)	1	—	—	—
Depreciation	—	—	—	—
Initial Development [Amort.]	—	—	—	—
Amortization	—	—	—	—
Amortization of Goodwill / other intangible	—	—	—	—
Other	—	—	—	—

Total Other Expenses	1	—	—	—

Net Income / (Loss) Bef Income Tax	(922)	(998,152)	(101,529)	443,157

Provision (benefit) for income taxes	—	—	—	—

Net Income / (Loss) before Dividends	(922)	(998,152)	(101,529)	443,157

In re	America Online Latin America, Inc.	Case No. 05-11778 (MFW)
	ET AL Debtor	Reporting Period: January 31, 2006
BALANCE SHEET - SEE ATTACHED SCHEDULE
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE ATTEND OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS

	BOOK VALUE END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES	$	$
TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNER EQUITY	$	$

* “Insider” is defined U.S.C. Section 101(31).
FORM MOR-3
(9/99)

11

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, January 31, 2006

			AOL Puerto Rico
	America Online Latin	AOL Latin America	Management	America Online
	America, Inc.	Management, LLC	Services, Inc.	Caribbean Basin, Inc.

CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)
BALANCE SHEET

Assets:
Current Assets:
Cash and Cash equivalents	82,685	8,297,727	5,550	—
Short-term Investments	—	—	—	—
Other Accounts Receivable	—	3,408	—	—
Accounts Receivable — Subscription	—	—	—	—
Accounts Receivable — Advertising & E-Commerce	—	12,201	—	18,000
Accounts Receivable — PC Financing	—	—	—	—
Accounts Receivable — Related Parties	—	—	—	—
Less Allowance	—	—	—	(4,000)
Receivable from other AOLA affiliate — Spain	—	987,860	—	—
Receivable from other AOLA affiliate — Ft. Lauderdale	6,711,196	—	—	14,487,953
Receivable from other AOLA affiliate — QuotaHolders	—	2,990	—	—
Receivable from other AOLA affiliate — Argentina	—	—	—	—
Receivable from other AOLA affiliate — Brazil	—	—	—	—
Receivable from other AOLA affiliate — Mexico	10,592,281	295,473	—	—
Receivable from other AOLA affiliate — Puerto Rico	17,003	2,402,146	(5,818)	3,520,226
Receivable from other AOLA affiliate — AOLA Inc.	—	116,959	—	2,258,212
Receivable from AOL Inc	—	111,904	—	—
Receivable from ODC	—	—	—	—
Receivable from Itaú	—	—	—	—
Inventories	—	—	—	—
Value Added Taxes Recoverable	—	—	—	—
Other Receivables	(0)	—	—	—
Prepaid Expenses	—	1,869,775	(0)	4,909
Other Current Assets	—	—	—	—

Total Current Assets	17,403,164	14,100,443	(268)	20,285,300

Other Assets:
Buildings and Other Depreciable Assets	—	956,540	559,864	—
Less Accumulated Depreciation	—	(949,781)	(487,272)	—
Land	—	—	—	—
Capitalized product development & localization costs	—	1,112,117	—	—
Less Accumulated Amortization	—	(1,112,117)	—	—
Other Intangible Assets [Amortizable]	—	2,863,900	24,789	—
Less Accumulated Amortization	—	(2,863,900)	—	—
Capitalized IPO — related costs	—	—	—	—
Investments in Subsidiaries	593,837,810	—	—	—
Investments in Available for sale securities	—	—	—	—
Goodwill	—	—	—	—
Other Assets	—	63,998	25,250	20,325

Total Other Assets	593,837,810	70,756	122,632	20,325

TOTAL ASSETS	611,240,974	14,171,199	122,363	20,305,625

Liabilities And Stockholders’ Equity:

Current Liabilities:
Trade Accounts Payable	—	124,724	54,197	141,076
Trade Accounts Payable — Related Parties	—	—	—	—
Payable to other AOLA affiliate — Spain	8,998	—	—	—
Payable to other AOLA affiliate — Ft. Lauderdale	—	—	1,375,591	—
Payable to other AOLA affiliate — QuotaHolders	—	955,245	—	—
Payable to other AOLA affiliate — Argentina	—	—	—	—
Payable to other AOLA affiliate — Brazil	—	1,597,889	—	—
Payable to other AOLA affiliate — Mexico	—	—	—	—
Payable to other AOLA affiliate — Puerto Rico	2,071,212	15,030,497	4,752,956	—
Payable to other AOLA affiliate — AOLA Inc.	—	6,828,155	—	—
Payable to AOL Inc	4,050,411	1,532,492	—	(679,261)
Payable to ODC	—	—	—	—
Payable to Itaú	—	—	—	—
Notes and Bonds payable in less than 1 year	—	—	—	—
Deferred Revenue Short-term	—	5,000	—	—
Accrued Personnel Costs	—	1,164,559	199,369	—
Deferred Network Services Credit	—	—	—	—
Lease Liability	—	51,097	14,622	—
Income Taxes Payable	—	(56)	1,739	16
Value Added Taxes Payable	—	—	—	—
Other taxes payable	—	—	17,682	—
Other accrued expenses and liabilities	—	(6,876)	20,000	59,999

Total Current Liabilities	6,130,621	27,282,726	6,436,156	(478,170)

Long-Term Liabilities:
Loans Payable to AOL Inc.	160,000,000	—	—	—
Loans Payable to ODC	—	—	—	—
Loans Payable to Itaú	—	—	—	—
Deferred Revenue Long-term	—	—	—	—
Other Liabilities	—	—	16,449	—

Total Noncurrent Liabilities	160,000,000	—	16,449	—

Total Liabilities	166,130,621	27,282,726	6,452,605	(478,170)

Stockholders’ Equity:
Preferred Stock	2,294,390	—	—	—
Common Stock	1,352,418	—	1	1
Additional Paid In Capital	684,005,567	—	6,541,856	5,477,956
Unrealized Loss on Available for Sale Securities	—	—	—	—
Accumulated Comprehensive Income —	—	—	—	—
Retained Earnings (Accumulated Deficit)	(242,444,279)	(12,140,348)	(12,766,569)	14,862,680
Unrealized Translation G/(L)	(83,220)	26,973	(4,568)	—
Adjustments to shareholders’ equity	(13,602)	—	—	—
Less Dividends Declared	—	—	—	—
Current Year Income (loss)	(922)	(998,152)	(101,529)	443,157

Total Stockholders’ Equity	445,110,353	(13,111,527)	(6,330,808)	20,783,794

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	611,240,974	14,171,199	121,796	20,305,625

In re America Online Latin America, Inc.	Case No. 05-11778 (MFW)
ET AL Debtor	Reporting Period: January 31, 2006
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report , the amount should be zero.
Attach photocopies of IRS form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns field during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due
	Current	0-30	31-60	61-90	Over-90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases — Building
Rent/Leases — Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.
All Payroll Taxes and other Business Taxes are current through January 31, 2006.

* “Insider” is defined in 11 U.S.C Section 101(31).

/s/ Martin Lanzoni
Martin Lanzoni Controller/Treasurer 02/17/06
FORM MOR-4
(9/99)

In re America Online Latin America, Inc.	Case No. 05-11778 (MFW)
ET AL Debtor	Reporting Period: January 31, 2006
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
- SEE ATTACHED SCHEDULES-

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging	Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month		YES	NO
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of and for the Month ended, January 31, 2006

			AOL Puerto Rico
	America Online	AOL Latin America	Management	America Online
	Latin America, Inc.	Management, LLC	Services, Inc.	Caribbean Basin, Inc.

CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

Accounts receivable — beginning	$—	$12,201	$—	$18,000
New invoicings		(4,472)
Debit memos
Collections		4,472
Credit memos

Accounts receivable — ending	$—	$12,201	$—	$18,000

R03B4201B AOLA0004	America Online Latin America A/R Details with Aging	2/15/2006 Page - Aging Date	12:06:30 1 1/31/2006
Company: 15 AOL Puerto Rico Inc.

Document
			Invoice
Number	Company	Item	Date	Original Amount	Open Amount	Current	31 - 60	61 - 90	91 - 120	121 - 150	Over 150
Customer: 15694 ARTEAGA & ARTEAGA ADVERTISING INC										Insured Credit Limit
RI	15	1	3/17/2005	1,600	1,600						1,600
Customer: 15694 ARTEAGA & ARTEAGA ADVERTISING INC				1,600	1,600						1,600
Customer: 15805 DLC DIGITAL										Insured Credit Limit
RI	15	1	11/26/2004	2,400	2,400						2,400
Customer: 15805 DLC DIGITAL				2,400	2,400						2,400
Customer: 13315 PLAZA LAS AMERICAS										Insured Credit Limit
RI	15	1	5/12/2005	7,000	7,000						7,000
RI	15	1	6/14/2005	7,000	7,000						7,000
Customer: 13315 PLAZA LAS AMERICAS				14,000	14,000						14,000
Company: 15 AOL Puerto Rico Inc.				18,000	18,000						18,000
Grand Total				18,000	18,000						18,000

R03B4201B AOLA0004	America Online Latin America A/R Details with Aging	2/15/2006 Page - Aging Date	12:06:53 1 1/31/2006
Company: 501 AOL Latin America Management

Document
			Invoice
Number	Company	Item	Date	Original Amount	Open Amount	Current	31 - 60	61 - 90	91 - 120	121 - 150	Over 150
Customer: 15294 AMERICA ONLINE										Insured Credit Limit
RI	501	1	12/21/2004	2,500	2,500					2,500
Customer: 15294 AMERICA ONLINE				2,500	2,500					2,500
Customer: 14408 AMERICA ONLINE, INC.										Insured Credit Limit
RI	501	1	12/9/2003	(13,592)	(13,592)	(13,592)
Customer: 14408 AMERICA ONLINE, INC.				(13,592)	(13,592)	(13,592)
Customer: 16796 AOL INC.										Insured Credit Limit
RI	501	1	7/11/2005	33,333	33,333					33,333
RI	501	1	7/29/2005	5,417	5,417					5,417
RI	501	1	8/30/2005	33,333	33,333					33,333
RI	501	1	11/8/2005	33,333	33,333			33,333
RI	501	1	11/8/2005	5,417	5,417			5,417
RI	501	1	11/8/2005	5,417	5,417			5,417
Customer: 16796 AOL INC.				116,250	116,250			44,167		72,083
Customer: 17674 AOL INC.										Insured Credit Limit
RI	501	1	3/17/2005	120	120					120
RI	501	1	4/30/2005	600	600					600
RI	501	1	4/30/2005	400	400					400
RI	501	1	4/30/2005	400	400					400
RI	501	2	4/30/2005	80	80					80
RI	501	3	4/30/2005	1,000	1,000					1,000
RI	501	1	4/30/2005	950	950					950
RI	501	1	4/30/2005	950	950					950
Customer: 17674 AOL INC.				4,500	4,500					4,500
Customer: 20566 AOL S de R L de CV										Insured Credit Limit
RM	501	1	6/30/2005	(11,220)	(11,220)	(11,220)
RI	501	1	4/29/2005	66,747	62,307					62,307
RC	50205		5/31/2005	(4,440)
RI	501	1	5/21/2005	724	724					724
RI	501	1	6/19/2005	1,615	1,615					1,615
RI	501	1	6/17/2005	67,614	67,614					67,614
RI	501	1	1/11/2006	66,439	66,439	66,439
Customer: 20566 AOL S de R L de CV				187,480	187,480	55,219				132,261
Customer: 14417 AOL TIME WARNER										Insured Credit Limit
RR	501	1	5/30/2003	1,000	1,000					1,000
RI	501	1	4/30/2004	270	270					270
Customer: 14417 AOL TIME WARNER				1,270	1,270					1,270
Customer: 14532 FORTUNE INTERNATIONAL BRICKELL,LLC										Insured Credit Limit
RM	501	1	11/11/2005	(10,000)	(10,000)	(10,000)
RI	501	1	6/14/2005	5,000	5,000					5,000
RI	501	1	7/15/2005	5,000	5,000					5,000
RI	501	1	8/28/2005	5,000	5,000					5,000
RI	501	1	11/16/2005	5,000	5,000			5,000
Customer: 14532 FORTUNE INTERNATIONAL BRICKELL,LLC				10,000	10,000	(10,000)		5,000		15,000
Company: 501 AOL Latin America Management				308,407	308,407	31,627		49,167		227,614
Grand Total				308,407	308,407	31,627		49,167		227,614